                                                                 Exhibit (5)(b)

                                 VARIABLE ANNUITY SERIES
                                 SERVICE REQUEST FORM

                                 SELECT ONE:
---------------------------------
INSTRUCTIONS                     [_]AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
.. This combined form may         [_]THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
  be used to request Contract
  changes.                                 ALL COMPANIES REFERENCED ABOVE COLLECTIVELY REFERRED TO AS THE "COMPANY."
.. Identification and
  signatures are needed on       -------------------------------------------------------------------------
  the side where changes         SECTION 1. IDENTIFICATION
  have been requested.
.. Use a separate form for        ----------------------------------------------------------------------------------------------
  each Contract.                 Owner's Name                               Contract Number
.. If more space is
  required, attach a             ----------------------------------------------------------------------------------------------
  separate sheet.                SECTION 2. NAME CHANGE
                                 CHECK ONE:          [_] OWNER [_] ANNUITANT

                                 This Section is to be used for a change in LEGAL name. A change in the PERSON(S) who is the
                                 Annuitant or Owner requires completion of Section 7 or 9, respectively.

                                 ----------------------------------------------------------------------------------------------
                                 From: Previous Name                    Previous Signature

                                 ----------------------------------------------------------------------------------------------
                                 To: New Name                           New Signature

                                 ----------------------------------------------------------------------------------------------
                                 CHECK ONE:
                                 [_]MARITAL STATUS HAS CHANGED  [_]PURSUANT TO DIVORCE, I      [_]OTHER: (PLEASE EXPLAIN IN
                                    FROM SINGLE TO MARRIED;        HAVE ELECTED TO USE MY         DETAIL AND ATTACH COPY OF
                                    CHANGE INDICATES MY            MAIDEN NAME.ATTACHED IS        RELEVANT COURT ORDER.)
                                    MARRIED NAME.                  COURT ORDER.

                                 ----------------------------------------------------------------------------------------------
                                 SECTION 3. ADDRESS/TELEPHONE NUMBER CHANGE (COMPLETE WITH NEW INFORMATION)

                                 ----------------------------------------------------------------------------------------------
                                 Number                         Street                                                    Apt.

                                 ----------------------------------------------------------------------------------------------
                                 City                           State                                                 Zip Code

                                 (___)________________________________________________________________________________________
                                 Daytime Telephone Number

                                 ----------------------------------------------------------------------------------------------
                                 SECTION 4. DUPLICATE CONTRACT
                                 I request a duplicate of the above Contract.

                                 THE ORIGINAL HAS BEEN [_] LOST [_] DESTROYED [_] OTHER: __________

                                 ----------------------------------------------------------------------------------------------
[LOGO]                           SECTION 5. INVESTMENT TRANSFERS
AMERICAN GENERAL
Life Companies                   From: __________________________ Portfolio $__________________ or __________%
.. American General Life
  Insurance Company of           To: ____________________________ Portfolio $__________________ or __________%
  Delaware
.. The United States Life         To: ____________________________ Portfolio $__________________ or __________%
  Insurance Company in the
  City of New York               To: ____________________________ Portfolio $__________________ or __________%
                                 ----------------------------------------------------------------------------------------------
c/o Delaware Valley              SECTION 6. SIGNATURE
Financial Services, LLC
300 Berwyn Park,
P.O. Box 3031                    ----------------------------------------------------------------------------------------------
Berwyn, PA 19312-0031            Owner's Signature              Social Security Number         Date
(800) 255-8402
                                 ----------------------------------------------------------------------------------------------
                                 Joint Owner's Signature        Social Security Number         Date
                                 (if applicable)
                                 ----------------------------------------------------------------------------------------------
VP-0019 3/11                     FOR ADMINISTRATOR'S USE ONLY
OVASVCREQ0311                    Change recorded as of ________________________ by ___________________________

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

    VARIABLE ANNUITY SERIES SERVICE REQUEST FORM (CONTINUED)
    -----------------------------------------------------------------------------------------------------------------------
    IDENTIFICATION

    -----------------------------------------------------------------------------------------------------------------------
    Owner's Name                                                                          Contract Number

    -----------------------------------------------------------------------------------------------------------------------
    SECTION 7. CHANGE OF ANNUITANT
    In accordance with the provisions of my Contract, I hereby change the annuitant to the following

    -----------------------------------------------------------------------------------------------------------------------
    Annuitant's Name                                            Social Security Number                     Date of Birth

    -----------------------------------------------------------------------------------------------------------------------
    SECTION 8. BENEFICIARY CHANGE
    . Provide all requested information for each beneficiary listed.
    . If a Trust is designated, be sure to provide the complete name and Trust date.
    . If a Will is designated, it should be shown as "Last Will and Testament" (Dated Wills are not acceptable).
    In accordance with the Beneficiary Designation provision of my Contract, I hereby change the beneficiary designated to receive any amount which is payable upon the death of the owner under the Contract to the following:
    PRIMARY BENEFICIARY'S NAME

    -----------------------------------------------------------------------------------------------------------------------
    CONTINGENT BENEFICIARY'S NAME

    -----------------------------------------------------------------------------------------------------------------------
    SIGNATURE FOR BENEFICIARY OR ANNUITANT CHANGE:

    -----------------------------------------------------------------------------------------------------------------------
    Owner's Signature                                           Social Security Number                     Date

    -----------------------------------------------------------------------------------------------------------------------
    Joint Owner's Signature (if applicable)                     Social Security Number                      Date

    -----------------------------------------------------------------------------------------------------------------------
    SECTION 9. TRANSFER OF OWNERSHIP
    As Owner of the above designated Contract, I request that all benefits, rights and privileges incident to ownership of this Contract be vested in the new Owner named below, or to such new Owner's executors, administrators, and assigns, or successors and assigns.
    NEW OWNER

    -----------------------------------------------------------------------------------------------------------------------
    Print or Type Full Name                                            Social Security Number                Date of Birth


    -----------------------------------------------------------------------------------------------------------------------
    Print or Type Full Name of New Joint Owner (if applicable)         Social Security Number                Date of Birth


    -----------------------------------------------------------------------------------------------------------------------
    Address of New Owner
                                                                                                                   (__)
    -----------------------------------------------------------------------------------------------------------------------
    City                                                        State                     Zip              Telephone Number
    . This change of ownership does not affect the present beneficiary designation. To change the present beneficiary designation the new owner must complete Section 8.
    . If the new owner is a Trust, all requested Trust information must be provided.
    SIGNATURE

    -----------------------------------------------------------------------------------------------------------------------
    Previous Owner                                                                                          Date

    -----------------------------------------------------------------------------------------------------------------------
    Previous Joint Owner                                                                                    Date

    -----------------------------------------------------------------------------------------------------------------------
    New Owner                                                                                               Date

    -----------------------------------------------------------------------------------------------------------------------
    New Joint Owner (if applicable)                                                                         Date
    IF THE NEW OWNER IS A TRUST PROVIDE THE FOLLOWING INFORMATION.

    -----------------------------------------------------------------------------------------------------------------------
    Trustee(s) Name (Please Print)                                                                         Date of Trust

    -----------------------------------------------------------------------------------------------------------------------
    FOR ADMINISTRATOR'S USE ONLY
    Change recorded as of ------------ by ------------------------------------------------

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